UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) November 13, 2003.


                          ESPEY MFG & ELECTRONICS CORP.
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             (Exact name of registrant as specified in its charter)

New York                                1-4383                   14-1387171
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
 of incorporation)                                          Identification  No.)

              233 Ballston Avenue, Saratoga Springs, New York 12866
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               (Address of principal executive offices) (Zip Code)



      (Registrant's telephone number, including area code): (518) 584-4100
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                ITEM 5. Other Events and Regulation FD Disclosure

On November 14, 2003, Espey Mfg. & Electronics Corp. (the "Company") issued a press release announcing the results of the Company's annual shareholders meeting (the "Annual Meeting"), which was held on November 13, 2003 in Saratoga Springs, New York. As indicated in the press release, a proposal was made by a shareholder at the Annual Meeting to remove Directors Michael
W. Wool, Paul J. Corr and William P. Greene from the Company's Board of Directors without cause, by separate votes. The Company's shareholders voted in favor of the removal of Mr. Michael W. Wool and Mr. Paul J. Corr from the Company's Board of Directors and against the removal of Mr. William
P. Greene from the Company's Board of Directors.

The press release also announces that the Company has declared a cash dividend of $.125 per share to be payable on December 30, 2003 to all Company shareholders of record as of December 15, 2003.

For more information concerning these matters, please refer to the Company's press release, a copy of which is attached to this Current Report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.                     Document
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99.1                            Press Release dated November 14, 2003



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ESPEY MFG. & ELECTRONICS CORP.


                                             /s/ David A. O'Neil
                                             -------------------
                                             David A. O'Neil, Treasurer and
                                             Principal Financial Officer


Dated: November 14, 2003

FOR IMMEDIATE RELEASE
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Espey Holds 2003 Annual Shareholders' Meeting...
Board Declares Quarterly Dividend

Saratoga Springs, NY; November 14, 2003; Espey Mfg. & Electronics Corp., (AMEX:ESP) held its 2003 Annual Meeting of Shareholders yesterday at the Hilton Garden Inn in Saratoga Springs, New York.

The Shareholders elected three class A Directors - Mr. Howard Pinsley, Mr. Alvin
O. Sabo and Mr. Carl Helmetag. The shareholders also approved the appointment of KPMG, LLP as the independent public auditors of the Company for the fiscal year ending June 30, 2004.

A proposal was made by a shareholder at the meeting to remove three members of the Board of Directors without cause, by separate votes. Those Directors were Mr. Michael W. Wool, Mr. Paul J. Corr, and Mr. William P. Greene. The shareholders voted in favor of the removal of Mr. Wool and Mr. Corr from the Board. The shareholders did not approve the removal of Mr. Greene, who remains on the Board.

Mr. Corr, one of the removed Directors, was a member of the Company's three-member audit committee. As a result of his removal, the Company's audit committee is currently comprised of two members, rather than the three members required by its Audit Committee Charter and the rules of the American Stock Exchange. The Company will expeditiously move to fill the audit committee vacancy with a qualified candidate. Additionally, the Company shall expeditiously move to fill the vacancies on its Board of Directors to comply with its Certificate of Incorporation.

In other business, the Board of Directors has declared a cash dividend of $.125 per share for the second quarter of the fiscal year ending June 30, 2004. The dividend will be payable on December 30, 2003, to all shareholders of record as of December 15, 2003.

Espey's  primary  business  is  the  development,   design,  and  production  of
specialized military and industrial power supplies/electronic equipment. The Company's web site can be found on the Internet at www.espey.com.
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For further information, contact Mr. Barry Potoker at (518) 245-4400.

Certain statements in this press release may be "forward-looking statements" and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's current expectations or beliefs concerning future events. The matters covered by these statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.